UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) August 15, 2005
Volkswagen Dealer Finance, LLC
Volkswagen Credit Auto Master Owner Trust
(Exact Name of Registrants as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

333-125416	38-3528063
333-125416-01	13-7255034

(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

3800 Hamlin Road Auburn Hills, Michigan	48326

(Address of Principal Executive Offices)	(Zip Code)
(248) 340-6550
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Underwriting Agreement
Amended and Restated Indenture
Omnibus Amendment
Supplement to the Indenture
Amended and Restated Trust Sale and Servicing Agreement
Amended and Restated Receivables Purchase Agreement
Amended and Restated Administration Agreement
Amended and Restated Trust Agreement

Item 8.01. Other Events.
     The Registrant and Co-Registrant are filing final forms of the exhibits listed in Item 9.01(c) below in connection with the issuance of the Floating Rate Auto Dealer Loan Backed Notes, Series 2005-1 (the “Notes”) by Volkswagen Credit Auto Master Owner Trust (the “Trust”) described in the Final Prospectus dated August 3, 2005.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit
No.	Document Description
1.1	Underwriting Agreement, dated as of August 3, 2005, by and among Volkswagen Dealer Finance, LLC (“VDF”), VW Credit, Inc. (“VCI”), the Trust and Morgan Stanley & Co. Incorporated, as Representative of the Underwriters

4.1	Amended and Restated Indenture, dated as of August 11, 2005, by and between the Trust and JPMorgan Chase Bank, N.A. (as successor in interest to Bank One, National Association) (the “Indenture Trustee”)

10.1	Omnibus Amendment, dated as of August 11, 2005, by and among VCI, as servicer and administrator, VDF, the Indenture Trustee, The Bank of New York (Delaware), a Delaware banking corporation (the “Owner Trustee”), and the Trust

10.2	Series 2005-1 Supplement to the Indenture, dated as of August 11, 2005, among the Trust, VCI and the Indenture Trustee;

10.3	Amended and Restated Trust Sale and Servicing Agreement, dated as of August 11, 2005, by and among VCI, as servicer, VDF, as seller, and the Trust, as buyer

10.4	Amended and Restated Receivables Purchase Agreement, dated as of August 11, 2005, between VCI, as seller, and VDF, as buyer

10.5	Amended and Restated Administration Agreement, dated as of August 11, 2005, by and among the Trust, VCI, as administrator, and the Indenture Trustee

10.6	Amended and Restated Trust Agreement, dated as of August 11, 2005, by and between VDF, The Bank of New York (Delaware), as Owner Trustee, and The Bank of New York, a New York banking corporation, as resigning trustee

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant and the co-registrant, have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 15, 2005	VOLKSWAGEN DEALER FINANCE, LLC

	By:	/s/ David Schulz

	Name:	David Schulz
	Title:	President and Treasurer

	By:	/s/ LeSha Thorpe

	Name:	LeSha Thorpe
	Title:	Assistant Treasurer

August 15, 2005	VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST

	By:	VW CREDIT, INC., as Administrator

	By:	/s/ David Schulz

	Name:	David Schulz
	Title:	Treasurer

	By:	/s/ LeSha Thorpe

	Name:	LeSha Thorpe
	Title:	Assistant Treasurer